Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            (18 U.S.C. SECTION 1350)

In connection with this quarterly filing of DNAPrint genomics, Inc., a Utah corporation (the "Company"), on Form 10QSB/A for the quarter ending September 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Richard Gabriel, Chief Executive Officer of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                            /s/ Richard Gabriel
                            --------------------------
                            Richard Gabriel
                            Chief Executive Officer
                            March 11, 2005